SERIAL NUMBER                REG. NUMBER          WORK MARK LIVE/DEAD INDICATOR
-------------                -----------          -----------------------------
1  75836587                 ISHOPNOMARKUP                    LIVE
2  75924383                 NOMARKUP   LIVE
3  75902081                 USHOPNETWORK.COM                 LIVE
4  75902074                 CLLINE.COM LIVE
5  75902521                 SOURCEENGINE.NET                 LIVE
6  75901997                 SAVAUC.COM LIVE
7  75901975                 SAVEAUCTION.COM                  LIVE
8  75808928                 SAVEENGINE LIVE

ISHOPNOMARKUP.COM


                                                iShopNoMarkUp.com
                                                585 Stewart Ave 6th floor
                                                Garden City N.Y. 11530
                                                Phone Number;(516)222-9301
                                                Fax Number: (516)944-0091
                                                E-mail:ishopnomarkup@aol.com

--------------------------------------------------------------------------------

July 25, 2000

John S. Yard
Trademark Examining Attorney
Law Office 104
Commissioner for Trademark
2900 Crystal Drive
Arlington, VA 22202-3513

Re:       Serial No: 75/902520; Applicant ISHOPNOMARKUP.com, Inc.;
Mark:     B2BENGINE.NET

Dear Mr. Yard,

     Pursuant to your letter dated 06/19/00 regarding the above mentioned application and our telephone conversation today, please accept the following revisions:

1. The identification should be changed to Class 35, stating: "Business on-line directory services, namely, providing an online index of hypertext links for business to business use for finding the businesses which provide lowest prices on raw materials."

2. Pursuant to your recommendation, please amend from the Principal Register to the Supplemental Register.

3.    The new corporate address:

          585 Stewart Avenue,
          6th Floor
          Garden City, NY 11530

      In an effort to expedite the process I am taking the liberty of forwarding via facsimile this letter to your attention as well as via certified mail.

Thank you for your prompt, courteous and attentive response. If I may be of any further assistance, please do not hesitate to contact me at (516) 222-9301.

Very truly yours,

/s/ Robert A. Abedi
Robert A. Abedi
General Counsel

UNITED STATES PATENT AND TRADEMARK OFFICE
--------------------------------------------------------------------------------
SERIAL NO.               APPLICANT
75/902521           ISHOPNOMARKUP.COM, INC.
--------------------------------------------------------------------------------
MARK
SOURCEENGINE.NET
--------------------------------------------------------------------------------
ADDRESS
ISHOPNOMARKUP.COM, INC.
334 MAIN STREET
PORT WASHINGTON, NY 11542

PAPER NO.



ADDRESS:
Commissioner for Trademarks
2900 Crystal Drive
Arlington, VA 22202-3513
WWW.USPTO.GOV


If no fees are enclosed, the address should include the words "Box Responses - No Fee."

Please provide in all correspondence:
1.   Filing Date, serial number, mark and Applicant's name.
2.   Mailing date of this Office action.
3.   Examining Attorney's name and Law Office number.
4.   Your telephone number and ZIP code.


ACTION NO.
01

MAILING DATE
07/06/00


REF. NO.




TRADEMARK LAW OFFICE 103
Serial Number: 75/902521
Mark:   SOURCEENGINE.NET
**Please Place on Upper Right Corner**
**of Response to Office Action ONLY**

A PROPER RESPONSE TO THIS OFFICE ACTION MUST BE RECEIVED WITHIN 6 MONTHS FROM THE DATE OF THIS ACTION IN ORDER TO AVOID ABANDONMENT.

FOR YOUR CONVENIENCE AND TO ENSURE PROPER HANDLING OF YOUR RESPONSE, A LABEL HAS BEEN ENCLOSED. PLEASE ATTACH IT TO THE UPPER RIGHT CORNER OF YOUR RESPONSE. IF THE LABEL IS NOT ENCLOSED, PRINT OR TYPE THE TRADEMARK LAW OFFICE NO., SERIAL NO. AND MARK IN THE UPPER RIGHT CORNER OF YOUR RESPONSE.

RE: Serial Number 75/902521 SOURCEENGINE.NET

The assigned examining attorney has reviewed the referenced application and determined the following:

DESCRIPTIVENESS -  Section 2(e)(1)
The examining attorney refuses registration on the Principal Register because the proposed mark merely describes the services. Trademark Act Section 2(e)(1), 15 U.S.C. Section 1052(e)(1); TMEP section 1209 et seq.

It is not necessary that a term describe all of the purposes, functions, characteristics or features of the services to be merely descriptive. It is enough if the term describes one attribute of the services. In re H.U.D.D.L.E., 216 USPQ 358 (TTAB 1982); In re MBAssociates, 180 USPae 338 (TTAB 1973)

In this case, the proposed mark SOURCEENGINE.NET is descriptive because the wording will be immediately understood by prospective customers for its common, plain language meaning as describing services providing a "source engine".

See attached evidence consisting of excerpted articles from the Nexis Research Data Base and World Wide Web which tends to demonstrate the descriptive significance of the mark in the relevant field of use as applied to the services.

In light of the foregoing, the examining attorney concludes that the proposed mark is at least merely descriptive

Alternatively, to the extent that the proposed mark does not describe any aspect of the services, then the idea it conveys would be false because, given the nature of the services, it is plausible that the proposed mark would immediately be understood as describing some aspect of the services.

If the idea conveyed by the mark is false, and also plausible, then the term is deceptively misdescriptive and is unregistrable under Trademark Act Section 2(e)(1), 15 U.S.C. Section 1052(e)(1). In re Woodward & Lothrop Inc., 4 USPQ2d 1412 (TTAB 1987); In re Ox-Yoke Originals, Inc., 222 USPQ 352 (TTAB 1983).

Therefore, to the extent that the proposed mark does not describe any aspect of the services as indicated above, the examining attorney concludes that the proposed mark would be deceptively misdescriptive and, therefore, in the al+ernative, registration is refused on that basis as well.

APPLICANT MAY RESPOND
---------------------
Although the examining attorney has refused registration, the applicant may respond to the refusal to register by submitting evidence and arguments in support of registration.

INFORMALITIES
-------------
If the applicant chooses to respond to the refusal to register, the applicant must also respond to the following informalities.

Please note that the following issues are being raised in this letter in order to address every problem with the application. However, this does not obviate the original determination of non-registrability by the examining attorney. Applicant must still respond to the refusal by submitting arguments in support of registration.

IDENTIFICATION OF SERVICES
--------------------------
The identification of services is unacceptable in its present form and must be amended to read as follows, if accurate:


      "Computer services, namely providing search engines for obtaining data on a global computer network for manufacturers, wholesalers, distributors, and suppliers." International Class 42.

Please note that, while an application may be amended to clarify or limit the identification, additions to the identification are not permitted. 37 C.F.R.
Section 2.71(b). Therefore, the applicant may not amend to include any goods or services that are not within the scope of the goods and/or services recited in the present identification.

SPECIMEN
--------
The specimen is unacceptable as evidence of actual service mark use because the mark is not show in relation to the identified service. The specimen must show use of the mark "in the sale or advertising of services." Trademark Act Section 45, 15 U.S.C. Section 1127; In re Universal Oil Products Co., 476 F.2d 653, 177 USPQ 456 (CCPA 1973); TMEP section 1301.02. Therefore, the specimen must show the mark in reference to the particular services identified.

The applicant must submit one specimen showing the mark as it s used in commerce. 37 C.F.R. Section 2.58. Examples of acceptable specimens are signs, photographs, brochures or advertisements that show the mark used in the sale or advertising of the services. TMEP section 1301.04. The applicant must verify, with an affidavit or a declaration under 37 C.F.R. Section 2.20, that the substitute specimen was in use in commerce at least as early as the filing date of the application. 37 C.F.R. Section 2.59(a); TMEP section 905.10.

OFFICE SEARCH
-------------
The examining attorney has searched the Office records and has found no similar registered or pending mark which would bar registration under Trademark Act
Section 2(d), 15 U.S.C. Section 1052(d). TMEP section 1105.01.

If the applicant has any questions or needs assistance in responding to this Office action, please telephone the assigned examining attorney.


                                    /s/ Tracy Cross
                                    Tracy Cross
                                    Examining Attorney
                                    Law Office 103
                                    (703) 308-9103 ext.224

UNITED STATES PATENT AND TRADEMARK OFFICE
--------------------------------------------------------------------------------
SERIAL NO.               APPLICANT
75/924383           ISHOPNOMARKUP.COM, INC.
--------------------------------------------------------------------------------
MARK
NOMARKUPT
--------------------------------------------------------------------------------
ADDRESS
TIMOTHY E. BADEAUX
ISHOPNOMARKUP.COM
334 MAIN STREET
PORT WASHINGTON, NEW YORK  11050


PAPER NO.



ADDRESS:
Commissioner for Trademarks
2900 Crystal Drive
Arlington, VA 22202-3513
WWW.USPTO.GOV


If no fees are enclosed, the address should include the words "Box Responses - No Fee."

Please provide in all correspondence:
1.   Filing Date, serial number, mark and Applicant's name.
2.   Mailing date of this Office action.
3.   Examining Attorney's name and Law Office number.
4.   Your telephone number and ZIP code.


ACTION NO.
01

MAILING DATE
07/17/00


REF. NO.




TRADEMARK LAW OFFICE 13
Serial Number: 75/924383
Mark:   NOMARKUP
**Please Place on Upper Right Corner**
**of Response to Office Action ONLY**

A PROPER RESPONSE TO THIS OFFICE ACTION MUST BE RECEIVED WITHIN 6 MONTHS FROM THE DATE OF THIS ACTION IN ORDER TO AVOID ABANDONMENT.

FOR YOUR CONVENIENCE AND TO ENSURE PROPER HANDLING OF YOUR RESPONSE, A LABEL HAS BEEN ENCLOSED. PLEASE ATTACH IT TO THE UPPER RIGHT CORNER OF YOUR RESPONSE. IF THE LABEL IS NOT ENCLOSED, PRINT OR TYPE THE TRADEMARK LAW OFFICE NO., SERIAL NO. AND MARK IN THE UPPER RIGHT CORNER OF YOUR RESPONSE.

RE: Serial Number 75/924383

The assigned examining attorney has reviewed the referenced application and determined the following:

Section 2(e)(1) Refusal; Merely Descriptive
-------------------------------------------

The examining attorney refuses registration on the Principal Register because the proposed mark merely describes the services. Trademark Act Section 2(e)(1), 15 U.S.C. Section 1052(e)(1); TMEP section 1209 et seq.


A mark is merely descriptive under Trademark Act Section 2(e)(1), 15 U.S.C. 1052(e)(1), if it describes an ingredient, quality, characteristic, function, feature, purpose or use of the relevant services. In re Gyulay, 820 F.2d 1216, 3 USPQ2d 1009 9 (Fed.Cir.1987); In re Bid &b Breakfast Registry, 791 F.2d 157, 229 USPQ 818 (Fed. Cir.1986); In re MetPath Inc. 223 USPQ 88 (TTAB 1984); In re Bright-Crest, Ltd., 204 &USPQ 591 (TTAB 1979); TMEP section 1209.01(b).

The applicant seeks to register the mark "NOMARKUP" for "e-commerce retailer that offers products online at no markup." However, the applicant's mark is merely descriptive because it will immediately convey to prospective consumers a significant feature of the applicant's retail services, namely that the applicant sells products at no mark up.

The phrase "mark up" is defined as "to mark for sale at a higher price." See attached definition for the American Heritage Dictionary of the English Language, (3rd ed. 1992). The phrase "no mark up" is commonly used to refer to the quality of retail establishments that the stores do not mark their products for sale at a higher price. See attached articles from LEXIS-NEXIS research. Thus, the applicant's mark will immediately convey to prospective consumers a significant aspect of the applicant's services, namely that the applicant does not mark its goods for sale at higher prices. The fact that the applicant combines the terms into one word does not diminishj the fact that the mark will immediately convey to prospective consumers a significant feature of the services. Because the mark merely describes the services, registration is refused under 15. U.S.C. ss1052 (e)(1).

Although the examining attorney has refused registration, the applicant may respond to the refusal to register by submitting evidence and arguments in support of registration.

If the applicant chooses to respond to the refusal to register, the applicant must also respond to the following informalities.

APPLICANT MUST AMEND THE RECITATION OF SERVICES
-----------------------------------------------

The recitation of services is unacceptable as indefinite because it does not sufficiently specify the services the applicant intends to offer. TMEP section 1301.05. Specifically, the recitation does not specify the nature of the online retail services. Also, the recitation does not list the types of products it intends to offer via its retail services. The applicant must amend the recitation to clarify the above ambiquities. The applicant may adopt the following recitation, if accurate:

Online retail store services featuring [applicant must specify the types of products it intends to offer, e.g. clothing, home electronics roducts, books, etc.] IC 035.

Please note that, while an application may be amended to clarify or limit the identification, additions to the identificaiton are not permitted. 37 C.F.R.
Section 2.71(a); TMEP section 804.09. Therefore, the applicant may not amend to include any services that are not within the scope of the services recited in the present identification.

The PTO's Acceptable ID Manual is available on the Patent and Trademark Office's home page at www.uspto.gov. This manual includes explanations and notices of classification policy that may be beneficial to the applicant when amending the recitation of services.

NOTICE OF FEE INCREASE
----------------------

Effective January 10, 2000, the following trademark filing fees increased:


37 C.F.R. SECTION     DESCRIPTION OF PAPER FILED         OLD FEE   NEW FEE AMOUNT
-----------------     --------------------------         AMOUNT    (EFFECTIVE 1/10/2000)
                                                         ------    ---------------------



2.6(a)(1)           Application for Registration,          $245        $325
                    per class
2.6(a)(4)           Request for Extension of time
                    for filing Statement of Use,
                    per class                              $100        $150
2.6(a)(5)           Application for Renewal, per class     $300        $400
2.6(a)(13)          Filing Section 15 Affidavit, per class $100        $200
2.6(a)(16)          Petition for Cancellation, per class   $200        $300
2.6(a)(17)          Notice of Opposition, per class        $200        $300

See notices at 64 FR 67774 (Dec. 3, 1999) and 1229 TMOG 12 (Dec. 7, 1999).  This
notice is for future reference only. The applicant has complied with the fee requirements for the present application at this time.

If the applicant has any questions or needs assistance in responding to this Office action, please telephone the assigned examining attorney.


                              /s/ Branden Ritchie
                              Branden Ritchie
                              Examining Attorney
                              Law Office 113
                              (703) 308-9113 x229

                          THE UNITED STATES OF AMERICA


                          CERTIFICATE OF REGISTRATION
                               PRINCIPAL REGISTER


         The Mark shown in this certificate has been registered in the United States Patent and Trademark Office to the named registrant.

         The records of the United States Patent and Trademark Office show that an application for registration of the Mark shown in this Certificate was filed in the Office; that the application was examined and determined to be in compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks; and that the Applicant is entitled to registration of the Mark under the Trademark Act of 1946, as Amended.

         A copy of the Mark and pertinent data from the application are part of this certificate.

         This registration shall remain in force for TEN (10) years, unless terminated earlier as provided by law, and subject to compliance with the provisions of Section 8 of the Trademark Act of 1946, as Amended.

                                      /s/
                                      Commission of Patents and Trademarks


[Corporate Seal]

INT. CL.: 35
PRIOR .S. CLS.: 100, 101 AND 102
UNITED STATES PATENT AND TRADEMARK OFFICE                   REG. NO. 2,379,738
                                                        REGISTERED AUG. 22, 2000
-------------------------------------------------------------------------------

                                  SERVICE MARK
                               PRINCIPAL REGISTER


                                 ISHOPNOMARKUP

ISHOPNOMARKUP.COM INC. (NEVADA CORPORATION)
334 MAIN STREET
PORT WASHINGTON, NY  11050

FOR: PROVIDING AN ONLINE DIRECTORY AND ORDERING SERVICE WHICH LISTS THE GOODS
OF OTHERS AND WHICH FACILITIES THE PURCHASE OF THOSE GOODS DIRECTLY FROM THE SUPPLIER BY ALLOWING CONSUMERS TO PLACE ORDERS FOR THOSE GOODS VIA A WEB SITE ON A GLOBAL COMPUTER INFORMATION NETWORK, IN CLASS 35 (U.S. CLS. 100, 101 AND 102).

FIRST USE 8-20-1999; IN COMMERCE 8-20-1999

SER.NO. 75-836,587,  FILED 11-1-1999.

BRANDON RITCHIE, EXAMINING ATTORNEY

                         REQUIREMENTS FOR MAINTAINING A
                         FEDERAL TRADEMARK REGISTRATION

                     SECTION 8: AFFIDAVIT OF CONTINUED USE

The registration shall remain in force for 10 years, except that the registration shall be canceled for failure to file an Affidavit of Continued Use under Section 8 of the Trademark Act, 15 U.S.C. ss 1058, upon the expiration of the following time periods:

i)   At the end of 6 years following the date of registration.
ii) At the end of each successive 10-year period following the date of registration.

FAILURE TO FILE A PROPER SECTION 8 AFFIDAVIT AT THE APPROPRIATE TIME WILL RESULT IN THE CANCELLATION OF THE REGISTRATION.

NO FURTHER NOTICE OR REMINDER OF THESE REQUIREMENTS WILL BE SENT TO THE REGISTRANT BY THE PATENT AND TRADEMARK OFFICE. IT IS RECOMMENDED THAT THE REGISTRANT CONTACT THE PATENT AND TRADEMARK OFFICE APROXIMATELY ONE YEAR BEFORE THE EXPIRATION OF THE TIME PERIODS SHOWN ABOVE TO DETERMINE THE REQUIREMENTS AND FEES FOR THE FILINGS REQUIRED TO MAINTAIN THE REGISTRATION.